================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                            ------------------------

      Date of Report (Date of earliest event reported): September 26, 2002


                               BJ SERVICES COMPANY
             (Exact name of registrant as specified in its charter)

            Delaware                     001-10570                63-0084140
State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
         incorporation)                                      Identification No.)



            5500 Northwest Central Drive
                   Houston, Texas                       77092
      (Address of principal executive offices)        (Zip Code)

       Registrant's telephone number, including area code: (713) 462-4239

================================================================================

Item 5.   Other Events

Second Amendment to Amended and Restated Rights Agreement

     On January 5, 1994, the Board of Directors of the Company declared a dividend of one preferred share purchase right (an "Original Right") for each outstanding share of common stock, par value $0.10 per share (the "Common Stock"), of the Company. The dividend was paid to the stockholders of record as of the close of business on January 17, 1994. On September 26, 1996, the Company amended and restated the Rights Agreement (the "Amended and Restated Rights Agreement") between the Company and First Chicago Trust Company of New York, as Rights Agent. The Amended and Restated Rights Agreement, among other things, increased the exercise price of the Original Rights from $75.00 to $150.00 and reduced the threshold at which the Original Rights are triggered from 20% to 15% of the outstanding shares of Common Stock (as amended, the "Rights"). On March 31, 1997, the Company amended the Amended and Restated Rights Agreement (the "First Amendment"). The First Amendment removed First Chicago Trust Company of New York as Rights Agent and appointed The Bank of New York as the new Rights Agent, effective March 31, 1997. On September 26, 2002, the Company further amended the Amended and Restated Rights Agreement, as amended, to extend the expiration date of the Rights to September 26, 2012 and increase the exercise price of the Rights from $150.00 to $520.00, subject to adjustments as provided in the Amended and Restated Rights Agreement, as amended (the "Second Amendment"). As a result of stock splits effected in the form of stock dividends in 1998 and 2001, one Right is associated with four outstanding shares of Common Stock. The purchase price for the one-fourth of a Right associated with one share of Common Stock is effectively $130. Additional information regarding the Rights is set forth in the Amended and Restated Rights Agreement, as amended, including the revised summary thereof (included as Exhibit C to the Amended and Restated Rights Agreement). The Second Amendment is filed herewith as Exhibit
4.1 and incorporated herein by reference.

Item 7.   Financial Statements and Exhibits

          (c)     Exhibits

          4.1 Second Amendment to Amended and Restated Rights Agreement dated as of September 26, 2002.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      BJ SERVICES COMPANY

                                      By:    /s/  Margaret Barrett Shannon
                                             ---------------------------------
                                             Margaret Barrett Shannon
                                             Vice President -- General
                                             Counsel and Secretary

Date:    October 15, 2002

                               INDEX OF EXHIBITS

  Exhibit No.   Description
  -----------   -----------

      4.1 Second Amendment to Amended and Restated Rights Agreement dated as of September 26, 2002.